United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 13, 2021

Date of Report (Date of earliest event reported)

JATT Acquisition Corp

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40598	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 309, Ugland House Grand Cayman, Cayman Islands	E9 KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7706 732212

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	JATT	New York Stock Exchange
Warrants	JATT WS	New York Stock Exchange
Units	JATT U	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 13, 2021, the registration statement (File No. 333-257120) (the “Registration Statement”) relating to the initial public offering (“IPO”) of JATT Acquisition Corp (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated July 13, 2021, by and between the Company, Raymond James & Associates, Inc., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	Warrant Agreement, dated as of July 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	Letter Agreements, dated July 13, 2021, by and among the Company and its officers, directors, and JATT Ventures, L.P. (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	Investment Management Trust Agreement, dated as of July 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	Registration and Shareholder Rights Agreement, dated as of July 13, 2021, by and among the Company, the Sponsor and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
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●	Indemnification Agreements, each dated as of July 13, 2021, by and between the Company and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.

●	Private Placement Warrants Purchase Agreement, dated as of July 13, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

●	Administrative Services Agreement, dated July 13, 2021, by and between the Company and the Sponsor a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

On July 16, 2021 the Company consummated the IPO of 12,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share (“Ordinary Share”) and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $120,000,000.

As of July 16, 2021, a total of $121,200,000 ($10.10 per Unit) of the net proceeds from the IPO and a portion of the proceeds from the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”). An audited balance sheet as of July 16, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

On July 19, 2021, in connection with the underwriters' exercise of their over-allotment option in full, the Company consummated the sale of an additional 1,800,000 Units, and the sale of an additional 540,000 Private Placement Warrants each at $1.00 per warrant, generating total gross proceeds of $18,540,000. Following the closing, an additional $18,180,000 of the net proceeds ($10.10 per Unit) was placed in the Trust Account, resulting in $139,380,000 ($10.10 per Unit) held in the Trust Account.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) in which the Sponsor purchased 5,370,000 private warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $5,370,000. Each Private Placement Warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, and is subject to transfer restrictions. Upon the closing of the underwriters’ over-allotment option in full on July 19, 2021, an additional 540,000 Private Placement Warrants were purchased by the Sponsor at a price of $1.00 per warrant for a total of $540,000. As a result, a total of 5,910,000 Private Placement Warrants were purchased by the Sponsor for aggregate consideration of $5,910,000 in connection with the closing of the IPO and the closing of the over-allotment option. The Private Placement Warrants may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders thereof until 30 days after the completion of our initial business combination. The holders of the Private Placement Warrants were granted certain demand and piggyback registration rights in connection with the Private Placement. The Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On July 13, 2021, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association with the Cayman Islands General Registry. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 7.01 Other Events.

On July 14, 2021, JATT Acquisition Corp issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 13, 2021, by and between the Company and Raymond James & Associates, Inc., as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association of the Company

4.1	Warrant Agreement, dated as of July 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC

10.1	Letter Agreements, dated July 13, 2021, by and among the Company and its officers, directors, the Sponsor and the other parties named therein

10.2	Investment Management Trust Agreement, dated as of July 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC

10.3	Registration and Shareholder Rights Agreement, dated as of July 13 2021, by and among the Company, the Sponsor and certain security holders

10.4	Indemnification Agreements, each dated as of July 13, 2021, by and between the Company and each of the officers and directors of the Company

10.5	Private Placement Warrants Purchase Agreement, dated as of July 13, 2021, by and between the Company and the Sponsor

10.6	Administrative Services Agreement, dated July 13, 2021, by and between the Company and the Sponsor

99.1	Press Release dated July 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2021

JATT ACQUISITION CORP

By:	/s/ Someit Sidhu
Name:	Someit Sidhu
Title:	Chief Executive Officer